Cypress Energy Partners, L.P. - 10-K

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cypress Energy Partners, L.P. (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Peter C. Boylan III, Chief Executive Officer of Cypress Energy Partners GP, LLC, the general partner of Cypress Energy Partners, L.P. and G. Les Austin, Chief Financial Officer of Cypress Energy Partners GP, LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(1)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 15, 2017	/s/ Peter C. Boylan
Peter C. Boylan III
Chief Executive Officer
Cypress Energy Partners GP, LLC
(as general partner of Cypress Energy Partners, L.P.)

Date: March 15, 2017	/s/ G. Les Austin
G. Les Austin
Chief Financial Officer
Cypress Energy Partners GP, LLC
(as general partner of Cypress Energy Partners, L.P.)